Exhibit 17

[Proxy Card Front]

BlackRock Equity Dividend Trust (the “Fund”)

100 Bellevue Parkway

Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints John M. Perlowski, Ira P. Shapiro, and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on October 26, 2011 at the special meeting of shareholders of the Fund to be held on Thursday, December 22, 2011 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(A) (Common Shares)

1.	The shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock Enhanced Equity Dividend Trust, the termination of the Fund’s registration under the Investment Company Act of 1940, as amended and the dissolution of the Fund under Delaware law.

	FOR [_]	AGAINST [_]	ABSTAIN [_]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature
X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock Strategic Equity Dividend Trust (the “Fund”)

100 Bellevue Parkway

Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints John M. Perlowski, Ira P. Shapiro, and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on October 26, 2011 at the special meeting of shareholders of the Fund to be held on Thursday, December 22, 2011 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(B) (Common Shares)

1.	The shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock Enhanced Equity Dividend Trust, the termination of the Fund’s registration under the Investment Company Act of 1940, as amended and the dissolution of the Fund under Delaware law.

	FOR [_]	AGAINST [_]	ABSTAIN [_]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature
X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock Enhanced Equity Dividend Trust (the “Fund”)

100 Bellevue Parkway

Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints John M. Perlowski, Ira P. Shapiro, and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of the Fund, held of record by the undersigned on October 26, 2011 at the special meeting of shareholders of the Fund to be held on Thursday, December 22, 2011 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment or postponement thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 2(A) – 2(B) (Common Shares)

2(A).	The shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock Equity Dividend Trust and the Fund.

	FOR [_]	AGAINST [_]	ABSTAIN [_]

2(B).	The shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock Strategic Equity Dividend Trust and the Fund.

	FOR [_]	AGAINST [_]	ABSTAIN [_]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature
X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.